UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2007 (December 13, 2007)

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM  8.01. OTHER EVENTS.

On December 13, 2007, Neurocrine Biosciences, Inc. (“Neurocrine”) announced that it received a communication from the U.S. Food and Drug Administration (the “FDA”) indicating that the FDA has determined that indiplon 5 mg and 10 mg capsules are approvable pending additional clinical and preclinical data. Neurocrine stated that it will accept an offer from the FDA to discuss the applications in order to clarify and determine the next steps required.

In 1998, we licensed indiplon from Wyeth Holdings Corporation and sublicensed it to Neurocrine in 1998.

The preceding descriptions of Neurocrine’s communication with the FDA regarding indiplon are based on Neurocrine’s press release dated December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV PHARMACEUTICAL , INC.

Date: December 19, 2007	By:	/s/ Barbara Duncan
Barbara Duncan Chief Executive Officer